UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2022

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 13, 2022, FitLife Brands, Inc. (the "Company") released the unaudited financial results for the fiscal year ended December 31, 2021. A copy of the financial statements and accompanying notes are attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On July 13, 2022, the Company issued a letter to its shareholders (the “Letter”) that provides an update on the operations and direction of the Company, including, without limitation, a summary of the Company’s financial performance, acquisition strategy, an update on the Company’s analysis of the timing of prior revenue recognition and the implications of the delay of filing the Company’s Annual Report on Form 10-K for the Period Ending December 31, 2021.  A copy of the Letter is attached hereto as Exhibit 99.2.

The information furnished in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the information furnished in Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

99.1	FitLife Brands, Inc. Unaudited Financial Statements and Accompanying Notes for the Fiscal Year Ended December 31, 2021
99.2	Letter to Shareholders issued by FitLife Brands, Inc., dated July 13, 2022

Disclaimer.

Forward-Looking Statements

This Current Report on Form 8-K may contain statements that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results to be materially different from any future performance that may be suggested in this letter. Such factors may include, but are not limited to, analysis of and impact resulting from certain revenue recognition procedures discussed in this letter, including, but not limited to the potential of adjustments to revenue reported in prior periods, as well as the ability of the Company to continue to grow revenue, and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q, and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

July 13, 2022	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer